UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2022

RICEBRAN TECHNOLOGIES
(Exact Name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-32565		87-0673375
(Commission File Number)		(IRS Employer Identification No.)

25420 Kuykendahl Rd., Suite B300 Tomball, TX		77375
(Address of principal executive offices)		(Zip Code)

(281) 675-2421
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	RIBT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Events

On September 12, 2022, RiceBran Technologies (the “Company”) received a notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it has regained compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”), which requires that a Nasdaq-listed company’s common stock maintain a minimum bid price of at least $1.00 per share.

As previously reported by the Company in its Form 8-K filed on September 20, 2021, with the U.S. Securities and Exchange Commission, on September 15, 2021, the Company received a notice from the Staff that the Company had not been in compliance with the Minimum Bid Price Rule for a period of 30 consecutive business days. On March 15, 2022, the Company received a 180-day extension from the Staff to meet Nasdaq’s continuing listing requirements by maintaining a minimum bid price per share of $1.00 for a minimum of 10 consecutive business days. The Company had until September 12, 2022 to meet Nasdaq’s Minimum Bid Rule.

The Nasdaq letter, dated September 12, 2022, stated the Staff had determined that for the prior 10 consecutive business days, from August 26, 2022 to September 9, 2022, the closing bid price of the Company’s common stock had been at $1.00 per share or greater and that accordingly, the Company had regained compliance under the Minimum Bid Price Rule, and that the matter was now closed.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued September 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: September 14, 2022	By:	/s/ Todd T. Mitchell
	Name:	Todd T. Mitchell
	Title:	Chief Financial Officer
(Duly Authorized Officer)